[TEXT ON FACE OF ANGEION CORPORATION
                            COMMON STOCK CERTIFICATE]


[Certificate number]                                          [Number of shares]

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
                               ANGEION CORPORATION

                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                               CUSIP 03462H 10 7

THIS CERTIFIES THAT [blank]

is the owner of [blank]

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR
VALUE, OF

                               ANGEION CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile signatures of its duly authorized officers.

Dated:

  /s/ David L. Christofferson                         /s/ W.A. McFarlin
            Secretary                                   Chairman and CEO

- -  -  -  -  -  -   -   -   -   -   -   -   -   -   -   -   -   -   -   -   -   -

                         [TEXT ON RIGHT SIDE OF FACE OF
                  ANGEION CORPORATION COMMON STOCK CERTIFICATE]


Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
    Transfer Agent and Registrar


By
          Authorized Signature


                  [TEXT ON REVERSE SIDE OF ANGEION CORPORATION
                            COMMON STOCK CERTIFICATE]


         The Corporation will furnish to any shareholder upon request, made in writing, and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued.

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Angeion Corporation (the "Company") and Norwest Bank Minnesota, N.A. (the "Rights Agent") dated as of April 8, 1996 (the "Rights Agreement"), and as the same may be amended from time to time, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by entireties

JT TEN  -         as joint tenants with right of survivorship and not as
                  tenants in common

UTMA    - ___________ Custodian ___________
            (Cust)               (Minor)
                  under Uniform Transfer to Minors Act __________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.


For value received __________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE [blank]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE

______________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                             ______________________________________________

                                  ______________________________________________

                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED